SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

                  HALO COMPANIES, INC.
 (Exact name of Company as specified in its charter)

                                 Delaware
(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

One Allen Center, Suite 500, 700 Central Expressway South, Allen, Texas 75013
(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code:  (214) 644-0065

__________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.    Regulation FD Disclosure.

Halo Companies, Inc. was incorporated under the laws of the State of Delaware on December 9, 1986.  Its principal executive offices are located at One Allen Center, Suite 500, 700 Central Expressway South, Allen, Texas 75013 and its telephone number is 214-644-0065.

The Company’s Letter to Shareholders is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	2010 Annual Letter to Shareholders

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 20, 2010

HALO COMPANIES, INC.

By:	/s/ Brandon C. Thompson
Brandon C. Thompson
Chairman of the Board,
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	2010 Annual Letter to Shareholders